Exhibit 10(l)



                                 AMENDMENT NO. 2
                                     TO THE
                         MET-PRO CORPORATION DIRECTORS'
                                 RETIREMENT PLAN

     This Amendment to the Met-Pro Corporation Directors' Retirement Plan (the "Plan") is made and effective this 17th day of August, 2000.

     WHEREAS, Met-Pro Corporation (the "Company") previously adopted the Plan and now wishes to further amend the Plan to modify the definition of a change in control.

     NOW, THEREFORE, the Plan is hereby amended in the following manner:

     1. Section 6 is amended by adding a new subsection (d) as follows:

          (d) At any time that the Corporation's Board of Directors, in its sole discretion determines that a change in control has occurred, regardless of whether such determination relates to any of the aforementioned event.

     IN WITNESS WHEREOF, the Company has caused its authorized officers to execute this Amendment on behalf of the Company.

    WITNESS                                  MET-PRO CORPORATION

/s/ William L. Kacin                         By: /s/ Gary J. Morgan
----------------------------                     -------------------------------
William L. Kacin                                 Gary J. Morgan
                                                 Vice President - Finance
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